EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

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In re:	)	Chapter 11
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CORUS BANKSHARES, INC.[1]	)	Case No. 10-26881 (PSH)
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Debtor.	)
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INTERIM ORDER ESTABLISHING NOTIFICATION AND HEARING
PROCEDURES FOR TRANSFERS OF CERTAIN COMMON STOCK
Upon the motion, dated June 15, 2010 (the “Motion”)2, of Corus Bankshares, Inc., as debtor and debtor in possession (the “Debtor”), for the entry of an order (the “Interim Order”) establishing notification and hearing procedures that must be satisfied before certain transfers of the common stock of the Debtor or of any beneficial interest therein are deemed effective and for related relief; and upon the Declaration of Randy P. Curtis in Support of First Day Pleadings; and the Court having found that the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and the Court having found that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having found that the relief requested in the Motion is in the best interests of the Debtor’s estate, its creditors and other parties in interest; and the Debtor having provided appropriate notice under the circumstances of the Motion and the opportunity for a hearing on the Motion, and that no other or further notice is required; and the Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before the Court (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

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The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is: Corus Bankshares, Inc. (3592). The location of the Debtor’s corporate headquarters and the service address for the Debtor is: 10 S. Riverside Plaza, Suite 1800, Chicago, IL 60606.

The Motion is granted on an interim basis as set forth herein.
1. The final hearing on the relief requested in the Motion shall be on July 9, 2010 at 11:00 a.m. (prevailing Central Time). The deadline by which objections to the entry of the Final Order must be filed is July 6, 2010 at 4:00 p.m. (prevailing Central Time) and served upon (a) proposed counsel to the Debtor; (b) the Office of the United States Trustee for the Northern District of Illinois; (c) the entities listed on the Consolidated List of Creditors Holding the 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); and (d) those parties that have formally appeared and requested service in these proceedings pursuant to Bankruptcy Rule 2002. If no objections are timely filed, the Court may enter the Final Order without further notice of hearing pursuant to Local Rule 9013-9.
2. Any purchase, sale, or other transfer of equity securities in the Debtor or of any beneficial interest therein (the common stock of the Debtor and any beneficial interest therein, including Options to acquire such stock, the “Common Stock”) in violation of the procedures set forth herein shall be null and void ab initio.
3. The following procedures shall apply to trading in Common Stock:
Any entity (as defined in section 101(15) of the Bankruptcy Code) or person that currently is or becomes a Substantial Shareholder (as such term is defined in Paragraph (e) below) must file with the Court, and serve upon counsel to the Debtor, a declaration of such status, substantially in the form of Exhibit 1 attached hereto, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten days after becoming a Substantial Shareholder.

[2]	All capitalized terms used but otherwise not defined herein shall have the meaning set forth in the Motion.

(i) Prior to effectuating any transfer of Beneficial Ownership (as defined in paragraph (e) below) of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Court, and serve upon counsel to the Debtor, an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 2 attached hereto (each, a “Declaration of Intent to Purchase, Acquire, or Otherwise Accumulate Common Stock”).
(ii) Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon counsel to the Debtor, an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 3 attached hereto (each, a “Declaration of Intent to Sell, Trade, or Otherwise Transfer Common Stock” and with a Declaration of Intent to Purchase, Acquire, or Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).
(iii) The Debtor shall have 15 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer may adversely affect the Debtor’s ability to utilize its NOLs. If the Debtor files an objection, such transaction would not be effective unless such objection is withdrawn by the Debtor or such transaction is approved by a final order of the Court that becomes nonappealable. If the Debtor does not object within such 15-day period, such transaction shall proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 15-day waiting period for each Declaration of Proposed Transfer.
(iv) For purposes of these procedures: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock shall be determined under IRC §382 and related regulations and includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an Option to acquire; and (iii) an Option to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

4. The following notification procedures shall apply regarding the procedures for trading in Common Stock:
No later than five business days following entry of this Order, the Debtor shall serve by overnight mail, a notice in substantially the form of Exhibit 4 attached hereto (the “Notice of Interim Order”) to: (a) holders of more than 500,000 shares of Common Stock; (b) the entities listed on the Consolidated List of Creditors Holding the 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (c) the transfer agents for any Common Stock; (d) the Securities and Exchange Commission; (e) the Internal Revenue Service; (f) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002; and (g) the Federal Deposit Insurance Corporation.
(v) All transfer agents for any Common Stock shall be required to serve the Notice of Interim Order on all holders of shares of Common Stock in excess of 500,000 shares registered with such transfer agent (collectively, the “Registered Holders”) no later than five business days after being served with the Notice of Interim Order; provided, however, that if any transfer agent provides the Debtor’s undersigned counsel with the names and addresses of the Registered Holders no later than three business days after being served with the Notice of Interim Order, the Debtor shall be required to serve the Notice of Interim Order on such Registered Holders. Such names and addresses shall be delivered in writing to Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn: David Seligman, Esq. and Jeffrey Gettleman, Esq.
(vi) All Registered Holders shall be required to serve the Notice of Interim Order on any holder for whose account such Registered Holder holds in excess of 500,000 shares of Common Stock and so on down the chain of ownership for all such holders of Common Stock in excess of 500,000 shares.
(vii) Until a Notice of Final Order is served, any entity or broker or agent acting on such entity’s behalf who sells in excess of 500,000 shares of Common Stock to another entity shall be required to serve a copy of the Notice of Interim Order on the purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.
(viii) Within five business days following entry of this Order, the Debtor shall (i) publish the Notice of Interim Order (modified for publication) in the national edition of The Wall Street Journal, (ii) submit the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg, and (iii) file a form 8-K attaching the Interim Order and the Notice of Interim Order.

(ix) This Order shall be conditional, on the terms set forth herein. Any party in interest may object to the entry of the Order within twenty days after the date of entry of the Order (each, an “Objection”). If any such Objection is timely filed and not withdrawn, the Objection shall be heard at the hearing to consider the Final Order (the “Final Order Hearing”).
5. The Debtor may waive in writing, in its sole discretion, any and all restrictions, stays and notification procedures contained in this Order.
6. The requirements set forth in this Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.
7. The requirements set forth in Bankruptcy Rule 6003(b) are satisfied by the contents of the Motion.
8. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Court’s local rules are satisfied by such notice.
9. The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.
10. All time periods set forth in this Order shall be calculated in accordance with Rule 9006(a) of the Federal Rules of Bankruptcy Procedure.
11. The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.
12. Notwithstanding the possible applicability of Bankruptcy Rules 6004(h), 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.
Dated: June 16, 2010
Chicago, Illinois

/s/ Pamela S. Hollis
United States Bankruptcy Judge

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

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In re:	)	Chapter 11
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CORUS BANKSHARES, INC.[1]	)	Case No. 10-26881 (PSH)
)
Debtor.	)
)
NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
HOLDERS OF COMMON STOCK, (B) NOTIFICATION AND HEARING
PROCEDURES FOR TRADING IN COMMON STOCK, AND (C) SETTING A
HEARING ON THE PROSPECTIVE APPLICATION THEREOF
TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT HOLD COMMON STOCK OF CORUS BANKSHARES, INC.:
PLEASE TAKE NOTICE THAT on June 15, 2010 (the “Petition Date”), Corus Bankshares, Inc. (the “Debtor”) filed a petition with the Court under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtor’s estate or property from the Debtor’s estate or to exercise control over property of the Debtor’s estate.
PLEASE TAKE FURTHER NOTICE THAT on June 15, 2010, the Debtor filed the Motion of the Debtor for the Entry of Interim and Final Orders Establishing Notification and Hearing Procedures for Transfers of Certain Common Stock and for Related Relief (the “Motion”).
PLEASE TAKE FURTHER NOTICE THAT on June 16, 2010, the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”) entered the Interim Order Establishing Notification and Hearing Procedures for Transfers of Certain Common Stock (the “Interim Order”) approving the procedures set forth below in order to preserve the Debtor’s NOLs (as defined in the Motion).

[1]
The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is: Corus Bankshares, Inc. (3592). The location of the Debtor’s corporate headquarters and the service address for the Debtor is: 10 S. Riverside Plaza, Suite 1800, Chicago, IL 60606.

PLEASE TAKE FURTHER NOTICE THAT the hearing on the relief requested in the Motion on a final basis shall occur on July 9, 2010 at 11:00 a.m. prevailing Central Time. Any objections or responses to the Motion shall be filed on or before July 6, 2010 at 4:00 p.m. prevailing Central Time.
PLEASE TAKE FURTHER NOTICE THAT pursuant to the Interim Order, the following procedures shall apply to holding and trading in the common stock in the Debtor or a beneficial interest therein (the common stock of the Debtor and any beneficial interest therein, including Options (as defined herein) to acquire such stock, the “Common Stock”):
Any entity (as defined in section 101(15) of the Bankruptcy Code) or person that currently is or becomes a Substantial Shareholder must file with the Bankruptcy Court, and serve upon counsel to the Debtor, a declaration of such status, substantially in the form of Exhibit 1 attached to the Order, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten days after becoming a Substantial Shareholder.
(x) Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Bankruptcy Court, and serve upon counsel to the Debtor, an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 2 attached to the Order (each, a “Declaration of Intent to Purchase, Acquire, or Otherwise Accumulate Common Stock”).
(xi) Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Bankruptcy Court, and serve upon counsel to the Debtor, an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 3 attached to the Interim Order (each, a “Declaration of Intent to Sell, Trade, or Otherwise Transfer Common Stock” and with a Declaration of Intent to Purchase, Acquire, or Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

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(xii) The Debtor shall have 15 calendar days after receipt of a Declaration of Proposed Transfer to file with the Bankruptcy Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer may adversely affect the Debtor’s ability to utilize its NOLs. If the Debtor files an objection, such transaction shall not be effective unless such objection is withdrawn by the Debtor or such transaction is approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtor does not object within such 15-day period, such transaction shall proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 15-day waiting period for each Declaration of Proposed Transfer.
For purposes of these procedures: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares)2; (ii) “Beneficial Ownership” of Common Stock is determined under IRC §382 and related regulations and includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

[2]	Based on approximately 53,711,680 shares of Common Stock issued and outstanding as of May 3, 2010.

3

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any entity, the notice, claims, and balloting agent for the Debtor, BMC Group, Inc. (the “Notice, Claims, and Balloting Agent”), will provide a form of each of the required declarations described above and a copy of the Order to such entity within a reasonable period of time. Such declarations are also available at www.bmcgroup.com/corus.
FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.
ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF COMMON STOCK OF THE DEBTOR OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

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PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of applicable law and do not excuse compliance therewith.

Dated: June __, 2010	KIRKLAND & ELLIS LLP

James H.M. Sprayregen, P.C. (IL Bar No. 6190206)
David R. Seligman, P.C. (IL Bar No. 6238064) Jeffrey W. Gettleman (IL Bar No. 0944904) 300 North LaSalle Street
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200

Proposed Counsel to the Debtor and Debtor in Possession

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